Quarter and Year Ended December 31, 2013
Results Presentation
February 27, 2014
ACI’s software underpins electronic
payments throughout retail and
wholesale banking, and commerce
all the time.

Exhibit 99.2

Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation.  The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

Quarterly Overview Phil Heasley Chief Executive Officer 3

2013 in Review

• Online Resources and Official Payments acquisitions expand payment capabilities
• Completed $300 million bond offering
• Repurchased ~1.7 million shares in 2013, or 4% of outstanding shares and have repurchased ~930,000 shares in 2014 YTD
• Increased authorization by an additional $100 million
• Strong new sales bookings, up 20% in 2013 compared with 2012
• Full year hosted subscription and transaction revenues up 132%, now represent over
40% of total
• 2013 non-GAAP operating income up 21% and adjusted EBITDA up 25%
• Pipeline strong across all regions
• Showing early success with Universal Payments (UP)
• Positioned extremely well for growth

Financial Review Scott Behrens Chief Financial Officer 5

Key  Takeaways from the Quarter
• Official Payments acquisition completed November 5 2013
– $8 million in cost synergies are substantially complete
• New Sales Bookings
– Q4 organic net new sales bookings up 13% over last year
– ORCC  net new sales bookings up 49% over last year’s Q4
• Backlog versus Q3
– 60 month backlog of $3.9 billion, up $748 million
– 12 month backlog of $870 million, up $130 million
– OPAY added $696 million and $142 million to 60 month and 12 month backlog, respectively
• Revenue Growth
– Non-GAAP revenue grew 25% over Q4 2012
– ORCC and OPAY contributed $61 million in Q4
• Non-GAAP Operating Income and Adjusted EBIDTA
– Q4 non-GAAP operating income of $94 million, up $10 million, or 12% from last year
– Adjusted EBITDA of $117 million, up $15 million, or 15% over last year
– Incurred $7 million of significant transaction and integration related expenses
• Strong Operating Free Cash Flow
– Q4 OFCF $62 million, up from $24 million last year’s Q4
th

Key  Takeaways from the Year
• New Sales Bookings
– 2013 new sales bookings up 20%, or 7% organically
• Revenue Growth
– 2013 Non-GAAP revenue grew 26% over 2012
– Organic revenue growth of 1% driven by organic monthly recurring revenue growth of
$28 million offset by non-recurring revenue decline of $21 million
– Monthly recurring revenue now represents ~70% of total revenue, from ~60% in 2012
• Non-GAAP Operating Income and Adjusted EBIDTA
– 2013 non-GAAP operating income of $155 million, up $27 million, or 21%, over last year
– 2013 Adjusted EBITDA of $239 million, up $47 million, or 25%, over last year
• Strong Operating Free Cash Flow
– 2013 OFCF $151 million, up $128 million over last year
• Debt & Liquidity
– Ended year with $95 million in cash and $755 million in debt
– Repurchased ~1.7 million shares in 2013, or 4% of outstanding shares
– Repurchased ~930,000 shares in 2014 YTD
– $156 million remaining on share buy-back authorization, following incremental $100 million authorization

2014 Guidance
Guidance
• Sales, net of term extension, growth in the upper single digits
• Revenue and margin phasing by quarter consistent with seasonal history
• Q1 revenue expected to represent $220 - $230 million
Other assumptions:
• Interest expense of $35 million and cash interest of $30 million
• Capital expenditures to be $35-$40 million
• Depreciation and amortization expected to approximate $88 - $92 million
• Non-cash compensation expense of approximately $18 -$20 million
• Pass through interchange revenues in the range of $120 - $125 million
• GAAP tax rate of 35% and cash taxes paid of $30-$35 million
• Diluted share count to approximate 40 million
• Guidance does not assume future share buy-back activity
• These metrics exclude approximately $13-$15 million in one-time integration related expenses and $2 million of deferred revenue haircut
• Guidance assumes estimates for non-cash purchase accounting adjustments, intangible valuations and deferred revenue haircut
Key Metrics 2013 Actual 2014 Guidance
Low High
Non-GAAP Revenue $871 $1,060 $1,080
Adjusted EBITDA $239 $290 $300
$s in millions

Appendix 9

Monthly Recurring Revenue ($ millions)

Quarter Ended
Monthly Recurring Revenue (millions)
December 31,
2013 2012
Monthly Software license fees
$23.4 $21.4
Maintenance fees
60.3 54.7
Processing services 91.9 32.9
Monthly Recurring Revenue
$175.6 $109.0

ACI payment systems

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Historic Sales Bookings By Quarter 2012-2013
Quarter-End
Total Economic
Value of Sales
Sales Mix by Category
Add-on Business
inc. Capacity
Upgrades &
Services Term Extension
New Accounts /
New Applications
8% 61% 32%
3/31/2012 $108,462 $5,958 $58,602 $43,902
5% 54% 40%
6/30/2012 $156,188 $9,855 $102,417 $43,916
6% 66% 28%
9/30/2012 $192,310 $23,802 $102,576 $65,932
12% 53% 34%
12/31/2012 $309,143 $52,206 $145,917 $111,020
12% 53% 34%
3/31/2013 $111,588 $5,778 $70,736 $35,074
5% 63% 31%
6/30/2013 $180,107 $33,717 $95,461 $50,929
19% 53% 28%
9/30/2013 $211,827 $42,345 $105,609 $63,874
20% 50% 30%
12/31/2013 $384,322 $45,846 $200,748 $137,729
12% 52% 36%
Sales
New Accounts /
New Applications
Add-on Business
inc. Capacity
Upgrades &
Services Term Extension
DEC YTD 13 $887,844 $127,685 $472,553 $287,606
DEC YTD 12 $766,103 $91,820 $409,512 $264,771
Variance $121,741 $35,865 $63,041 $22,835

Sales Bookings, Net of Term Extensions (SNET)

Channel
Qtr Ended
Dec 13
Qtr Ended
Dec 12
% Growth or
Decline
Americas
$117,011 $84,631 38.3%
EMEA
104,408 76,004 37.4%
Asia-Pacific 25,175 37,488 -32.8%
Total Sales Net of Term Ext. $246,594 $198,123 24.5%
ORCC and OPAY SNET $22,582
ACI Organic SNET $224,012 $198,123 13.1%
Sales Net of Term Extensions

Non-GAAP Operating Income ($ millions)

Non-GAAP Operating Income (millions)
2013 2012 2013 2012
Operating income $86.0 $75.5 $123.0 $74.4
Plus:
Deferred revenue fair value adjustment
0.9 3.6 5.8 22.5
Employee related actions 1.2 0.2 10.7 14.0
Facility closure costs 1.2 1.3 2.2 4.9
IT exit costs - - - 3.2
Significant transaction related expenses 4.5 3.0 13.2 9.3
Non-GAAP Operating Income $                 93.8 $                   83.6 $              154.9 $            128.3
December 31, December 31,
Quarter Ended Year Ended

Adjusted EBITDA ($ millions)

Adjusted EBITDA (millions)
2013 2012 2013 2012
Net income $50.4 $49.7 $63.9 $48.8
Plus:
Income tax expense 24.1 24.3 29.3 16.4
Net interest expense 9.7 2.8 26.6 9.5
Net other expense (income) 1.8 (1.3) 3.3 (0.4)
Depreciation expense 5.2 3.6 18.8 13.3
Amortization expense 15.0 10.4 51.2 37.5
Non-cash compensation expense 2.5 3.5 13.6 15.2
Adjusted EBIDTA $108.7 $93.0 $206.7 $140.3
Deferred revenue fair value adjustment 0.9 3.6 5.8 22.5
Employee related actions 1.2 0.2 10.7 11.2
Facility closure costs 1.2 1.3 2.2 4.9
IT exit costs - - - 3.2
Significant transaction related expenses 4.5 3.0 13.2 9.3
Adjusted EBIDTA excluding one-time transaction
expenses $                     116.5 $                 101.1 $              238.6 $              191.4
Quarter Ended
December 31,
Year Ended
December 31,

Operating Free Cash Flow ($ millions)

* Tax effected at 35%
Reconciliation of Operating Free Cash Flow (millions)
2013 2012 2013 2012
Net cash provided (used) by operating activities $51.9 $3.5 $138.4 ($9.3)
Payments associated with cash settlement of acquisition
related options
10.2 - 10.2 10.2
Payments associated with acquired opening balance sheet
liabilties
4.5 - 4.5 -
Net after-tax payments associated with employee-related
actions
1.8 0.4 9.7 6.2
Net after-tax payments associated with lease terminations 0.4 1.9 1.0 2.7
Net after-tax payments associated with significant
transaction related expenses
6.9 - 18.1 8.8
Net after-tax payments associated with IBM IT
Outsourcing Transition
- 0.2 1.9 0.9
Plus IBM Alliance liability payment - 20.7 - 20.7
Less capital expenditures (14.2) (3.1) (32.5) (16.7)
Operating Free Cash Flow $61.5 $23.6 $151.3 $23.5
Quarter Ended December 31, Year Ended December 31,

Non-Cash Compensation, Acquisition Intangibles and
Software, and Significant Transaction Related Expenses

Acquisition Intangibles & Software, Non-cash equity
based compensation Quarter Ended
(millions)
December 31,
2013 2012
EPS Impact
$ in Millions
(Net of Tax)
EPS Impact
$ in Millions
(Net of Tax)
Significant transaction related expenses $                  0.11 $                4.5 0.07 $             2.9
Deferred revenue fair value adjustment 0.02 0.6 0.06 2.4
Amortization of acquisition -related intangibles 0.09 3.4 0.05 2.2
Amortization of acquisition -related software 0.08 3.0 0.06 2.3
Non-cash equity-based compensation 0.04 1.6 0.06 2.3
Total
$                     0.34 $                 13.1 0.30 $           12.1
* Tax Effected at 35%
Acquisition Intangibles & Software, Non-cash equity
based compensation Year Ended
(millions)
December 31,
2013 2012
EPS Impact
$ in Millions
(Net of Tax)
EPS Impact
$ in Millions
(Net of Tax)
Significant transaction related expenses $                   0.43 $                 16.9 0.33 $           12.7
Deferred revenue fair value adjustment 0.09 3.8 0.37 14.6
Amortization of acquisition -related intangibles 0.30 12.1 0.20 7.9
Amortization of acquisition -related software 0.27 10.9 0.21 8.3
Non-cash equity-based compensation 0.22 8.9 0.25 9.9
Total
$                     1.31 $                 52.6 1.36 $           53.4
* Tax Effected at 35%
$
$
$
$

60-Month Backlog ($ millions)

Quarter Ended
Backlog 60-Month (millions)
December 31, September 30, December 31,
2013 2013 2012
Americas $2,831 $2,125 $1,429
EMEA 746 704 719
Asia/Pacific 283 283 268
Backlog 60-Month $3,860 $3,112 $2,416
Deferred Revenue $168 $196 $191
Other 3,692 2,916 2,225
Backlog 60-Month $3,860 $3,112 $2,416

Backlog as a Contributor of Quarterly Revenue
• Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue
• Revenue from current quarter sales consistent with prior quarters

Backlog as Contributor of Revenue (thousands) Quarter Ended December 31, % Growth
2013 2012
Revenue from Backlog $                268,845 $          213,411 26.0%
Revenue from Sales 14,317 10,684 34.0%
Total Revenue $                283,162 $          224,095 26.4%
Revenue from Backlog 95% 95%
Revenue from Sales 5% 5%

5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.40
2.46
2.41
2.85
2.71
2.56
2.47
2.68
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Contract Duration Metric
• New Metric Intended to Boost Transparency
– Represents dollar average remaining contract life (in years) for term license software contracts
– Excludes perpetual contracts (primarily heritage S1 licensed software contracts)
– Excludes all hosted contracts as both cash and revenue are ratable over the contract term

Non-GAAP Financial Measures
• To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries related to the acquisitions of S1, Online
Resources and Official Payments and significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results.  The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.
Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-
GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our
GAAP results, provide a more complete understanding of factors and trends affecting our business.  Certain non-
GAAP measures include:
• Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1 and Online Resources if not for GAAP purchase accounting requirements.  Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.
• Non-GAAP operating income: operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1 and Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses.  Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income.
• Adjusted EBITDA: net income (loss) plus income tax expense, net interest income (expense), net other income
(expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1 and Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses.  Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.

Non-GAAP Financial Measures
ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G.  We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions.
We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities.  Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities.  A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.
ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period.  We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.

Non-GAAP Financial Measures
Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences.  Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods.  Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.
Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

• Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
• License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
• Non-recurring license arrangements are assumed to renew as recurring revenue streams.
• Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
• Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G.  Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:

Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in this presentation include, but are not limited to, statements regarding:
• (i) our sales pipeline;
• (ii) success with Universal Payments;
• (iii) being positioned extremely well for growth;
• (iv) expectations regarding 2014 financial guidance, including non-GAAP revenue, adjusted
EBITDA, and net new sales bookings; and
• (v) expectations regarding Q1 revenue.

Forward-Looking Statements

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online
Resources, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price.  For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on
Form 10-K, Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K.